Exhibit 10.20
TREDEGAR CORPORATION

NOTICE OF STOCK OPTION GRANT

You have been granted the following stock option by the Executive Compensation Committee of the Board of Directors of Tredegar Corporation (“Tredegar”):

Name of Participant: «Name»

Date of Grant:   March 18, 2020

Number of Shares: «Options» Shares of Common Stock

Option Price:  $14.41 per share

Type of Grant:  Nonstatutory Stock Option

Vesting Schedule: You will vest in this Option with respect to all of the shares of Common Stock subject to this Option on March 18, 2022, if you remain in the continuous employ of Tredegar or an Affiliate from the Date of Grant until such date. The attached Nonstatutory Stock Option Terms and Conditions provide for accelerated vesting in certain circumstances
.

Expiration Date: March 18, 2027, unless terminated earlier in accordance with the attached Nonstatutory Stock Option Terms and Conditions. Please note that the event that most commonly triggers an early termination of your option is the termination of employment with Tredegar. There are, however, other triggering events, so be sure to review the attached Nonstatutory Stock Option Terms and Conditions carefully.

Transferability: This Option is transferable by will or by the laws of descent and distribution. This Option is also transferable in accordance with the provisions of Section 6.05 of the Plan, but any such transferee may not subsequently transfer this Option except by will or by the laws of descent and distribution.

In addition to the foregoing terms, your stock option grant is subject to all of the terms and conditions contained in the attached Nonstatutory Stock Option Terms and Conditions which are incorporated in this Notice of Nonstatutory Stock Option Grant by this reference.

Please acknowledge your acceptance of this stock option grant and the attached Nonstatutory Stock Option Terms and Conditions by signing and returning one copy of this Notice of

Nonstatutory Stock Option Grant to Pat Thomas, Tredegar Corporation, 1100 Boulders Parkway, Richmond, Virginia, 23225.

              TREDEGAR CORPORATION

By:_________________________________

              ____________________________________
              Participant
              Date: ______________________________

TREDEGAR CORPORATION

NONSTATUTORY STOCK OPTION TERMS AND CONDITIONS

        THESE NONSTATUTORY STOCK OPTION TERMS AND CONDITIONS (“Terms and Conditions”) effective as of the 18th day of March, 2020, govern the nonstatutory stock option grant made by Tredegar Corporation, a Virginia corporation (the “Company”), to the participant (the “Participant”) named in the Notice of Stock Option Grant to which these Terms and Conditions are attached (the “Grant Notice”), and are made in accordance with and subject to the provisions of the Company’s 2018 Equity Incentive (the “Plan”). A copy of the Plan has been made available to Participant. All terms used in these Terms and Conditions that are defined in the Plan have the same meaning given them in the Plan.

        1. Grant of Option. In accordance with the Plan, and effective as of the Date of Grant specified in the Grant Notice (the “Date of Grant”), the Company granted to Participant, subject to the terms and conditions of the Plan and these Terms and Conditions, including paragraph 2(d), the right and option to purchase from the Company all or part of the number of shares of Common Stock specified in the Grant Notice (the “Option”) at the option price specified in the Grant Notice (the “Option Price”). The shares of Common Stock that vest in accordance with paragraph 2(b) are referred to as the “Vested Shares.” This Option is not an “incentive stock option” under Section 422 of the Code. This Option may be exercised in accordance with these Terms and Conditions. “Exercising” this Option means purchasing all or part of the shares of Common Stock specified in the Grant Notice at the Option Price.

        2. Terms and Conditions. This Option is subject to the following additional terms and conditions:

        (a) Expiration Date. The Expiration Date of this Option shall be as specified in the Grant Notice.

        (b) Vesting of Option. All of the shares that are subject to this Option shall be Vested Shares if Participant remains in the continuous employ of the Company or an Affiliate from the Date of Grant until the vesting date specified in the Grant Notice. If not sooner Vested, all of the shares that are subject to this Option shall be Vested Shares if Participant remains in the continuous employ of the Company or an Affiliate until (i) the date of Participant’s death, (ii) the date that Participant’s employment with the Company and its Affiliates ends on account of Disability, (iii) with the consent of the Committee, the Participant’s Normal Retirement or (iv) a Control Change Date. This Option may be exercised with respect to the Vested Shares, in whole or in part, until the earlier of the Expiration Date or the termination of Participant’s rights hereunder pursuant to paragraph 4, 5, 6, 7, 8 or 9. A partial exercise of this Option shall not affect Participant’s right to exercise this Option with respect to the remaining Vested Shares, subject to the conditions of the Plan and these Terms and Conditions.

        (c) Method of Exercising and Payment for Shares. This Option must be exercised by written notice delivered to the attention of the Company’s Secretary at the Company’s principal office in Richmond, Virginia. The notice shall indicate the number of Vested Shares as to which this Option is being then exercised. The exercise date shall be (i) in the case of notice by mail or nationally recognized courier, the date of postmark or (ii) in the case of notice by any other means, the date of receipt by the Company’s Secretary. The notice must be accompanied by payment of the Option Price in full, in cash or cash equivalent acceptable to the Committee, by the surrender of shares of Common Stock (either by actual surrender or by attestation of ownership) with an aggregate Fair Market Value (determined as of the exercise date), that together with any cash or cash equivalent paid to exercise the Option, is not less than the Option Price for the number of shares of Common Stock for which the Option is exercised or by a “net exercise” in accordance with the Plan.

        (d) Cash Settlement of Option. Upon receipt of Participant’s written notice of exercise, the Committee, in its discretion and without the need for Participant’s consent, may direct that the written notice of exercise shall be treated as a written notice to exercise a SAR for the same number of Vested Shares that Participant directed be exercised under this Option (the “Exercise Shares”). In that event (i) within ten days of the written notice of exercise the Company will pay Participant a single cash payment equal to the excess of the aggregate Fair Market Value of the Exercise Shares on the exercise date over the aggregate Option Price of the Exercise Shares; (ii) any amount that Participant paid or tendered as payment of the Option Price will be returned to Participant and (iii) the Option shall be cancelled with respect to the number of Exercise Shares.

        3. Termination Before Vesting. This Option shall automatically expire and be of no force or effect on the date that Participant’s employment with the Company and its Affiliates ends with respect to the shares that are subject to this Option that have not become Vested Shares in accordance with paragraph 2(b) on or before the date such employment ends. With respect to the shares that are subject to this Option that have become Vested Shares in accordance with paragraph 2(b) on or before the date that Participant’s employment with the Company and its Affiliates ends, this Option may be exercised until the earlier of the Expiration Date or the termination of Participant’s rights hereunder pursuant to paragraph 4, 5, 6, 7, 8 or 9.

        4. Termination Generally. If Participant’s employment with the Company and its Affiliates ends on or after this Option has become vested in accordance with paragraph 2(b), Participant may exercise this Option for all or part of the Vested Shares that remain subject to this Option until the earlier of (i) the Expiration Date or (ii) the date that is three months after the date of termination of Participant’s employment with the Company and its Affiliates. If the preceding sentence applies to Participant and Participant dies after Participant’s employment with the Company ends but before the termination of Participant’s rights under the preceding sentence, Participant’s Beneficiary may exercise this Option for all or part of the Vested Shares that remain subject to this Option until the earlier of (i) the Expiration Date or (ii) the date that is three months after the date of termination of Participant’s employment with the Company and its Affiliates. This paragraph shall not apply if Participant’s employment ends on account of

Participant’s Normal Retirement, Early Retirement, death or Disability as provided in paragraphs 5, 6, 7 and 8, respectively.

        5. Normal Retirement. If Participant remains in the continuous employ of the Company or an Affiliate from the Date of Grant until the date of Participant’s Normal Retirement, Participant may exercise this Option for all or part of the Vested Shares that remain subject to this Option until the Expiration Date. If the preceding sentence applies to Participant and Participant dies before the termination of Participant’s rights under the preceding sentence, Participant’s Beneficiary may exercise this Option for all or part of the Vested Shares that remain subject to this Option until the earlier of (i) the Expiration Date and (ii) the ninetieth day after Participant’s death.

        6. Early Retirement. If Participant (i) remains in the continuous employ of the Company or an Affiliate from the Date of Grant until Participant’s Early Retirement and (ii) such Early Retirement becomes effective on or after the first anniversary of the Date of Grant, Participant may exercise this Option for all or part of the Vested Shares that remain subject to this Option in accordance with paragraph 2 above until the Expiration Date. If the preceding sentence applies to Participant and Participant dies before the termination of Participant’s rights under the preceding sentence, Participant’s Beneficiary may exercise this Option for all or part of the Vested Shares that remain subject to this Option until the earlier of (i) the Expiration Date and (ii) the ninetieth day after Participant’s death.

        7. Termination on Account of Death. If Participant remains in the continuous employ of the Company or an Affiliate from the Date of Grant until Participant’s death, Participant’s Beneficiary may exercise this Option for all or part of the Vested Shares that remain subject to this Option until the earlier of (i) the Expiration Date or (ii) the first anniversary of the date of Participant’s death.

        8. Termination on Account of Disability. If Participant remains in the continuous employ of the Company or an Affiliate from the Date of Grant until the date Participant’s employment with the Company and its Affiliates ends on account of Disability, Participant may exercise this Option for all or part of the Vested Shares that remain subject to this Option until the earlier of (i) the Expiration Date or (ii) the first anniversary of the date of Participant’s termination of employment on account of Disability. If the preceding sentence applies to Participant and Participant dies before the termination of Participant’s rights under the preceding sentence, Participant’s Beneficiary may exercise this Option until the earlier of (i) the Expiration Date or (ii) the first anniversary of the date of Participant’s termination of employment on account of Disability. For purposes of this Agreement, a termination of employment shall be on account of Disability if Participant’s employment with the Company and its Affiliates ends because Participant is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code.

        9. Cancellation or Substitution. Notwithstanding any other provision of this Agreement, upon a Change in Control the Company, in its discretion, may (i) cancel this Option in exchange for a cash payment equal to the excess of the Fair Market Value on the Control

Change Date over the Option Price multiplied by the number of shares of Common Stock for which this Option remains unexercised on the Control Change Date or (ii) provide that this Option shall be assumed by, or replaced with a substitute option granted by, the Company’s successor in the manner described in Section 424 of the Code.

        10. Participant’s Misconduct. Notwithstanding any other provision in these Terms and Conditions to the contrary, this Option may not be exercised after Participant’s termination of employment with the Company and its Affiliates if during such employment or thereafter, Participant has engaged in actions or conduct that are harmful or in any way contrary to the best interests of the Company or an Affiliate.

        11. Recoupment Policy. Participant acknowledges and agrees that the grant of this Option and the Participant’s rights under this Option are subject to the terms and provisions of the Company’s Executive Incentive-Based Compensation Recoupment Policy as in effect on the Date of Grant (the “Policy”). Participant also agrees that, notwithstanding any other provision of this Agreement, the Company is entitled to recover from the Participant all or part of any benefits or compensation received in connection with this Option (net of any income or employment taxes paid by the Participant on account of the exercise of the Option or the sale of Common Stock acquired under the Option, after giving effect to any tax benefit available to the Participant on account of the recoupment), that are subject to recoupment under the Policy. Participant acknowledges that a copy of the Policy has been made available to the Participant.

        12. Withholding. Participant shall pay the Company any amount of taxes as may be necessary in the opinion of the Company to satisfy tax withholding required under the laws of any country, state, province, city or other jurisdiction, including but not limited to income taxes, capital gains taxes, transfer taxes and social security contributions. In lieu thereof, the Company shall have the right to retain, from the shares of Common Stock to be issued upon exercise of the Option, the number of shares of Common Stock whose Fair Market Value equals the minimum amount required to be withheld. In any event, the Company shall have the right to deduct from all amounts paid to Participant in cash (whether paid under paragraph 2(d) or otherwise), any taxes required to be withheld.

        13. Definitions. The following definitions shall apply to these Terms and Conditions:

(a) Beneficiary means Participant’s estate or the person or persons or entity or entities to whom Participant’s rights under this Option pass by will or the laws of descent and distribution.

        (b) Early Retirement means the voluntary separation by Participant from the employment with the Company or an Affiliate on or after the date Participant has attained age fifty-five and has ten years of service with the Company or an Affiliate but before the date Participant has reached age sixty-five.

        (c) Normal Retirement means the voluntary separation by Participant from the employment with the Company or an Affiliate on or after the date Participant has reached age sixty-five.

        14. Fractional Shares. Fractional shares shall not be issuable hereunder, and when any provision hereof may entitle Participant to a fractional share such fraction shall be disregarded.

        15. No Right to Continued Employment. This Option does not give Participant any right with respect to continuance of employment by the Company or an Affiliate, nor shall it interfere in any way with the right of the Company or an Affiliate to terminate his or her employment at any time.

        16. Change in Capital Structure. The terms of this Option shall be adjusted as the Committee determines is equitably required in the event the Company effects one or more stock dividends, special cash dividends, stock split-ups subdivisions or consolidations of shares, other similar changes in capitalization or such other events as are described in the Plan.

        17. Governing Law. These Terms and Conditions and the Grant Notice shall be governed by the laws of the Commonwealth of Virginia.

        18. Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and the provisions of these Terms and Conditions or the Grant Notice, the provisions of the Plan shall govern. All references herein to the Plan shall mean the plan as in effect on the Date of Grant.

        19. Participant Bound by Plan. Participant hereby acknowledges that a copy of the Plan has been made available to him or her and agrees to be bound by all the terms and provisions of the Plan.

        20. Binding Effect. Subject to the limitations stated above and in the Plan, these Terms and Conditions and the Grant Notice shall be binding upon Participant and his or her successors in interest and the successors of the Company.

        21. Effectiveness. These Terms and Conditions and the Grant Notice shall be of no force or effect and no option shall be granted unless Participant is an employee of the Company or an Affiliate on the Date of Grant.